SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 29, 2015

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SITESTAR CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Nevada (State or other jurisdiction of incorporation or organization)	001-35402 (Commission File Number)	88-0397234 (I.R.S. Employer Identification No.)
7109 Timberlake Road (Address of principal executive offices)		24502 (Zip Code)

(434) 239-4272 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Information

On December 29, 2015, the registrant, Sitestar Corporation (“SiteStar”), issued a press release containing a letter to shareholders from interim CEO, Steven Kiel.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Sitestar Press Release dated December 29, 2015

SIGNATURE

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 29, 2015	SITESTAR CORPORATION
By /s/ Daniel Judd Daniel Judd CFO

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Sitestar Press Release dated December 29, 2015